UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 28, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Letter Agreement

On December 28, 2023, Tellurian Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with an institutional investor (the “Investor”) pursuant to which the Company agreed to issue to the Investor 47,865,061 shares (the “Exchange Shares”) of common stock of the Company. Upon the issuance of the Exchange Shares, (i) $37,900,000 of the principal amount (the “Principal Exchange Amount”) of the $250,000,000 aggregate principal amount of 10.00% senior secured notes due 2025 (the “Senior Notes”) previously issued to the Investor will be extinguished, (ii) certain terms of the indentures governing the $83,334,000 aggregate principal amount of 6.00% senior secured convertible notes due 2025 (the “Convertible Notes,” and together with the Senior Notes, the “Notes”) previously issued to the Investor and the Senior Notes will be amended, and (iii) the Company will be deemed to have satisfied its obligations to make the cash interest payments due in respect of the Notes on January 1, 2024. The transactions contemplated by the Letter Agreement are expected to close in the near future (the “Closing Date”), subject to the satisfaction of customary closing conditions. The Letter Agreement includes a provision pursuant to which the Company may be obligated to make a cash payment to the Investor after a specified period that is not expected to exceed 90 days, depending on the volume-weighted average price of the common stock of the Company during that period.

The Letter Agreement contains customary representations, warranties, and agreements by the Company, obligations of the parties, termination provisions, and closing conditions. Pursuant to the Letter Agreement, the Company has agreed to indemnify the Investor against certain liabilities. The representations, warranties, and covenants contained in the Letter Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the terms and conditions of the Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forms of Amendments to Supplemental Indentures

The terms of the Senior Notes are governed by an indenture (the “Base Indenture”), dated as of June 3, 2023, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), and an eighth supplemental indenture (the “Eighth Supplemental Indenture”), dated as of August 15, 2023, among the Company, the Trustee and the collateral agent named therein. The terms of the Convertible Notes are governed by the Base Indenture between the Company and the Trustee, and a ninth supplemental indenture (the “Ninth Supplemental Indenture,” and together with the Eighth Supplemental Indenture, the “Supplemental Indentures”), dated as of August 15, 2023, among the Company, the Trustee and the collateral agent named therein.

Currently, the Eighth Supplemental Indenture provides that on or after October 1, 2024, the holders of the Senior Notes may redeem up to the entire principal amount of the Senior Notes for a cash purchase price equal to the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest, if the Company’s liquidity falls below (a) $200,000,000, if the Convertible Notes are not outstanding at such time, or (b) $250,000,000, if any of the Convertible Notes are outstanding at such time. On the Closing Date, the Eighth Supplemental Indenture will be amended to provide that the liquidity threshold in clause (a) above will be reduced to $170,000,000 and clause (b) above will be reduced to $212,100,000.

Currently, the Ninth Supplemental Indenture provides that on or after October 1, 2024, the holders of the Convertible Notes may redeem up to the entire principal amount of the Convertible Notes for a cash purchase price equal to the principal amount of the Convertible Notes being redeemed, plus accrued and unpaid interest, if the Company’s liquidity falls below (a) $75,000,000, if the Senior Notes are not outstanding at such time, or (b) $250,000,000, if any of the Senior Notes are outstanding at such time. On the Closing Date, the Ninth Supplemental Indenture will be amended to provide that the liquidity threshold in clause (b) above will be reduced to $212,100,000.

In addition, on the Closing Date, the minimum cash covenant of $50,000,000 in the Supplemental Indentures will be modified to equal to (i) $40,000,000 for the period commencing on the Closing Date through and including the tenth (10th) trading day after the end of the Top-Up Measuring Period (as defined in the Letter Agreement) and (ii) $50,000,000 thereafter.

The foregoing description of the terms and conditions of the amendments to the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to Eighth Supplemental Indenture and the First Amendment to Ninth Supplemental Indenture, forms of which are filed as Exhibits A and B, respectively, to the Letter Agreement and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.02.

The Company and the Investor entered into the Letter Agreement in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended, and the Exchange Shares will be issued under such exemption. The transactions contemplated by the Letter Agreement were exclusively with the Investor, an existing security holder of the Company, and no commission or other remuneration will be paid or be given directly or indirectly for soliciting such transactions.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 5.07.

Pursuant to, and concurrent with the execution of, the Letter Agreement on December 28, 2023, the Investor was deemed to have consented to each of the Supplemental Indentures. The Investor is the holder of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1‡	Letter Agreement, dated as of December 28, 2023, by and between Tellurian Inc. and the investor named therein
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

‡	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: December 28, 2023	By:	/s/ Simon G. Oxley
	Name:	Simon G. Oxley
	Title:	Executive Vice President and Chief Financial Officer

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